Exhibit 99.2

March 2025 Lument Finance Trust Q4 2024 Earnings Supplemental

Disclaimer 2 This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Lument Finance Trust, Inc. (NYSE: LFT) (“LFT,” the “Company,” “we,” “our,” or “us”) with respect to, among other things, the Company’s operations and financial performance. You can identify these forward - looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative version of these words or other comparable words or other statements that do not relate strictly to historical or factual matters. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10 - K for the year ended December 31, 2024, which is available on the SEC’s website at www.sec.gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. The forward - looking statements contained in this presentation speak only as of March 19 th , 2025. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances. This presentation includes non - GAAP financial measures, including Distributable Earnings. While we believe the non - GAAP information included in this presentation provides supplemental information to assist investors in analyzing our operating results and to assist investors in comparing our operating results with other peer issuers, these measures are not in accordance with GAAP, and they should not be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Please refer to this presentation’s Appendix for a reconciliation of the non - GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.

Company Overview 3 Key Investment Highlights Strong Sponsorship/Ownership • Access to extensive loan origination platform through affiliation with Lument, a premier national mortgage originator and asset manager. • Experienced management team with an average of 20+ years of industry experience across multiple economic cycles. • Affiliation with ORIX Corporation USA, the US subsidiary of ORIX Corporation, the publicly traded Tokyo - based international financial services firm. • The Company is an externally - managed real estate investment trust focused on investing in, financing and managing a portfolio of commercial real estate debt investments. • The Company is externally managed by Lument Investment Management, LLC, an affiliate of ORIX Corporation USA. Attractive Investment Profile • Emphasis on middle market multifamily debt investments which are well positioned for the current environment. • Strong credit and asset management capabilities. • Attractive financing source via match term, non - recourse, non mark - to - market, collateralized financing structures.

Q4 2024 Updates 4 Note: (1) We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (los s) and cash flows from operating activities determined in accordance with GAAP. Distributable Earnings mirrors how we calculated Core Earnings in the past. Please see Appendix for reconciliation to GAAP. (2) See Appendix for definition of Book Value Per Share of Common Stock. (3) Based on carrying value. (4) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 2 6 months. • Q4 2024 and FY 2024 GAAP net income attributable to common stockholders of $0.07 and $0.34 per share of common stock, respectively. • Q4 2024 and FY 2024 Distributable Earnings (1) of $0.10 and $0.44 per share of common stock, respectively. • On December 12, 2024, the Company declared a cash dividend for the quarter of $0.08 per share of common stock. The Company also announced the declaration of a one - time special cash dividend of $0.09 per share of common stock. Cumulative cash dividends declared for the year totaled $0.40 per share of common stock. • The Company also declared a cash dividend for the quarter of $0.49219 per share of 7.875% Cumulative Redeemable Series A Preferred Stock. Cumulative cash dividends declared for the year totaled $1.96876 per share of 7.875% Cumulative Redeemable Series A Preferred Stock. • Book Value Per Share of Common Stock was $3.40 (2) as of 12/31/2024. Financial Results • During the quarter, the Company funded $13.0 million of loan assets and experienced $143.6 million of loan payoffs. • For the full year 2024, the Company funded $58.4 million of loan assets and experienced $390.2 million of loan payoffs. Notable Activity • As of December 31, 2024, the Company’s investment portfolio consisted of floating - rate CRE loans of which approximately 92.3% (3) were collateralized by multifamily assets. • As of December 31, 2024, the Company’s $1.0 billion loan portfolio had a weighted average remaining initial term of 6 months (4) , a weighted average note rate of SOFR + 3.58%, and unamortized aggregate purchase discounts of $3.5 million. • As of December 31, 2024, the Company had a Portfolio weighted average risk rating of 3.5, with 63.7% of the portfolio rated “3” (Moderate Risk) or better. Portfolio Performance • The floating - rate CRE loan portfolio was financed primarily through the Company’s two outstanding non - mark - to - market secured financings: • $513.0 million of investment grade notes issued through 2021 - FL1 CLO. • $317.7 million of investment grade notes issued through LMF 2023 - 1. • As of December 31, 2024, the Company held cash and cash equivalents of $69.2 million and its leverage ratio declined quarter - over - quarter from 4.2x to 3.7x. • The Company’s corporate debt matures in 2026. Capitalization

Q4 2024 Balance Sheet Summary 5 December 31, 2024 (1) Balance Sheet (thousands) $1,048,803 Commercial mortgage loans held - for - investment (net of allowance for credit losses) 69,173 Cash and cash equivalents 2,391 Restricted cash (2) 5,946 Accrued interest receivable 2,281 Other assets (3) $1,128,594 Total assets $828,390 Secured financings (4) 47,470 Credit facility (4) 14,835 Other liabilities $890,695 Total liabilities $237,899 Total equity 3.7x Total liabilities / total equity $3.40 Book Value Per Share of Common Stock (5) Note: (1) See Appendix for detailed consolidated balance sheet, including the Company’s consolidated variable interest entities (“VIE’s”). (2) Restricted cash held by LMF 2023 - 1 is available for investment in eligible mortgage assets. (3) Includes mortgage servicing rights, carried at fair value of $0.6 million. (4) Outstanding principal amount of investment grade notes issued by 2021 - FL1 CLO and LMF 2023 - 1 is $513.0 million and $317.7 m illion, respectively. The unpaid principal balance of the credit facility is $47.8 million. For GAAP purposes, these liabilities are carried at their outstanding unpaid principal balance, net of any unamortiz ed discounts and debt issuance costs. (5) See Appendix for definition of Book Value Per Share of Common Stock.

Q4 and Full Year 2024 Income Statement Summary 6 Twelve Months Ended December 31, 2024 Three Months Ended December 31, 2024 Summary Income Statement (thousands) $41,357 $9,357 Net interest income (5,181) (1,752) Total other income (loss) (13,508) (2,809) Operating expenses (19) (5) Benefit (provision) from income taxes (4,740) (1,185) Preferred dividends $17,909 $3,605 Net income attributable to common stockholders 52,274,904 52,300,100 Weighted average shares outstanding during the period, basic and diluted $0.34 $0.07 Net income attributable to common stockholders per share Twelve Months Ended December 31, 2024 Three Months Ended December 31, 2024 GAAP Net Income to Distributable Earnings Reconciliation (thousands) $17,909 $3,605 Net Income attributable to common stockholders Adjustments: 43 (9) Unrealized (gains) losses on mortgage servicing rights 5,275 1,781 Unrealized provision for credit losses 19 5 Provision for (benefit from) income taxes $23,246 $5,382 Distributable Earnings (1) 52,274,904 52,300,100 Weighted average shares outstanding during the period, basic and diluted $0.44 $0.10 Distributable Earnings per share of common stock $0.40 $0.17 Dividend per share of common stock (2) Note: (1) See Appendix for definition of Distributable Earnings and reconciliation to GAAP. (2) Includes one - time special dividend of $0.09 per share.

Earnings and Book Value Per Share of Common Stock 7 $0.15 $0.09 $0.10 $0.10 $0.07 $0.08 $0.08 $0.08 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Distributable Earnings Dividends $3.50 $3.48 $3.50 $3.40 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Distributable Earnings (1) & Dividends Per Share of Common Share Book Value Per Share of Common Stock (2) Note: (1) See Appendix for definition of Distributable Earnings. Q4 2024 dividend does not include $0.09 special dividend. FY 2024 Distributable Earnings were $0.44 per share of common stock and aggregate common dividends were $0.31 per share of common stock. (2) See Appendix for definition of Book Value Per Share of Common Stock.

Investment Portfolio 8 Geographic Concentration (2) Multifamily , $968.0 , 92.3% Seniors Housing & Healthcare , $74.7 , 7.1% Self Storage , $6.0 , 0.6% Property Type (2) $1,048.8 Note: (1) Based on carrying value. (2) $ In millions, based on carrying value. • On December 31, 2024, the Company owned a portfolio of floating - rate CRE loans with a carrying value of $1.0 billion. 92.3% (1) of the portfolio was invested in loans collateralized by multifamily assets. • The Company anticipates that it will continue to focus on investment opportunities within multifamily credit. The Company does not currently own any hospitality, retail, or office loan assets and has limited exposure to seniors housing and self - storage. TX , $328.0 , 31.3% FL , $201.8 , 19.2% NJ , $113.9 , 10.9% GA , $79.8 , 7.6% NC , $56.0 , 5.3% Other States , $269.4 , 25.7% $1,048.8

Q4 2024 Loan Activity 9 Multifamily , $143.6 , 100.0% Q4 Payoffs by Property Type (1) $143.6 • The Company funded $13.0 million of loan assets and experienced $143.6 million of loan payoffs during the quarter. Note: (1) $ In millions, based on UPB. (2) Portfolio balances shown based on carrying value net of allowances. “Other Activity” is comprised of changes in capitaliz ed origination fees, extension fees, and purchase discounts. Portfolio Activity (2Use portfolio $1,181.7 $13.0 $(143.6) $(1.8) $(0.5) $1,048.8 Q3 2024 Portfolio Fundings Payoffs / Sales Provision for Loan Losses Other Activity Q4 2024 Portfolio Multifamily , $13.0 , 100.0% Q4 Fundings by Property Type (1) $13.0

FY 2024 Loan Activity 10 Multifamily , $388.9 , 99.7% Self Storage, $1.3 , 0.3% FY 2024 Payoffs by Property Type (1) $390.2 • The Company funded $58.4 million of loan assets and experienced $390.2 million of loan payoffs during FY 2024. Note: (1) $ In millions, based on UPB. (2) Portfolio balances shown based on carrying value net of allowances. “Other Activity” is comprised of changes in capitaliz ed origination fees, extension fees, and purchase discounts. Portfolio Activity (2) Multifamily , $58.4 , 100.0% FY 2024 Fundings by Property Type (1) $58.4 $1,383.9 $58.4 $(390.2) $(5.3) $2.0 $1,048.8 Q4 2023 Portfolio Fundings Payoffs / Sales Provision for Loan Losses Other Activity Q4 2024 Portfolio

Portfolio Credit 11 • As of December 31, 2024, 90.8 % of the Company’s portfolio was performing (1) , with 63.7% of the portfolio rated “3” (Moderate Risk) or better. • Weighted average risk rating (2) of 3.5. • During the quarter, management applied a “5” risk - rating to six loans with an aggregate principal value of $98.3 million. 97.1% 93.0% 93.0% 90.8% 5.3% 5.3% 4.8% 4.3% -1.0000% 0.0000% 1.0000% 2.0000% 3.0000% 4.0000% 5.0000% 6.0000% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/24 6/30/24 9/30/24 12/31/24 % Performing Average 1M SOFR Asset Performance (1) Weighted Average Risk Rating (2) Note: (1) “Performing” defined as loans that are neither in default nor on non - accrual status. (2)Weighted average risk rating is weighted based on carrying value of portfolio assets. 3.5 3.6 3.6 3.5 2.90 3.00 3.10 3.20 3.30 3.40 3.50 3.60 3.70 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/2024 6/30/2024 9/30/2024 12/31/2024 1 2 3 4 5 Weighted Avg Risk Rating

Q4 2024 Capital Structure Overview 12 74.4% 15.9% 5.4% 4.3% Secured Financing Common Equity Preferred Equity Term Loan $1,116.2 Capital Structure Composition (1) Capital Structure Detail Note: (1) In millions. LFT total capitalization is a non - GAAP measure which excludes certain Balance Sheet items; Please see App endix for reconciliation to GAAP. (2) Secured financing shown at par value. 2021 - FL1 CLO GAAP carrying value of $513.0 million includes $0.0 million of unamortiz ed debt issuance costs. LMF 2023 - 1 carrying value of $315.4 million includes $2.3 million of unamortized debt issuance costs. (3) Term loan shown at par value. GAAP carrying value of $47.5 million includes $0.3 million of unamortized debt issuance cos ts . (4) Preferred equity shown at $60 million liquidation preference. (5) Noncontrolling interest was $99,500 as of 12/31/2024 and is excluded from common equity above. Match Term Non - Recourse Financing • The Company does not currently utilize repurchase or warehouse facility financing and therefore is not subject to margin calls on any of its loan assets from repo or warehouse lenders. • Primary sources of financing include two secured financings ( 2021 - FL1 CLO and LMF 2023 - 1), preferred stock, and a corporate term loan. ($ in millions) Secured Financings (2) Maturity Date Rate Advance Rate Amount 2021-FL1 CLO July 2032 S + 1.71% 75.3% $513.0 LMF 2023-1 Financing June 2039 S + 3.14% 82.7% $317.7 Credit Facilities Term Loan (3) February 2026 7.25% $47.8 Total Debt $878.4 Equity Preferred Equity (4) N/A 7.875% $60.0 Book Value of Common Equity (5) N/A $177.8 Total Capitalization (1) $1,116.2

$0.01 - $0.01 - $0.02 - $0.03 - $0.04 +25 bps 0 bps -25 bps -50 bps -75 bps -100 bps Net Interest Income Sensitivity to Shifts in Term SOFR 13 Floating Rate Assets (2) $1,066 Floating Rate Liabilities (3) - $831 Net Exposure $235 Floating - Rate Exposure (1) Net Interest Income Per Share Sensitivity to Change in SOFR (4) Note: (1) In millions. Net Exposure represents UPB of floating rate portfolio assets net of par value of secured floating rate debt outstanding. (2) Figure reflects unpaid principal balance of floating - rate loan portfolio. (3) Comprised of outstanding securitization notes related to 2021 - FL1 and LMF 2023 - 1, both of which are indexed to one - month SO FR. Figure reflects par value of notes. (4) Annualized impact per common share. Assumes starting 30 - day term SOFR of 4.33%. • 100% floating - rate loan portfolio. • 100% of portfolio is indexed to 30 - day term SOFR.

Appendix

12/31/2024 CRE Loan Portfolio Details 15 Continued on the following page Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date. # Loan Name Closing Date Maturity Date Property Type City State Unpaid Principal Balance Note Spread Unamortized Discount/Premium Initial Term (months) As-Is LTV at Origination (1) 1 Loan 1 4/12/2021 5/5/2025 Multifamily Cedar Park TX 13,666,721 3.86% 0 49 66.70% 2 Loan 2 4/23/2021 5/6/2025 Multifamily Tualatin OR 10,986,357 3.31% 0 49 73.90% 3 Loan 3 4/30/2021 5/5/2025 Multifamily Daytona Beach FL 5,285,500 3.76% 0 48 77.40% 4 Loan 4 6/8/2021 10/3/2025 Multifamily Miami FL 29,543,566 3.31% 0 52 74.26% 5 Loan 5 6/7/2021 7/6/2025 Multifamily San Antonio TX 26,609,785 3.51% 0 49 80.00% 6 Loan 6 5/21/2021 6/6/2025 Multifamily Youngtown AZ 5,994,000 3.76% 0 49 71.40% 7 Loan 7 7/1/2021 7/6/2025 Multifamily Harker Heights TX 7,169,838 3.71% 0 48 72.30% 8 Loan 8 8/26/2021 9/5/2025 Multifamily Union City GA 22,872,354 3.46% 0 49 70.40% 9 Loan 9 8/26/2021 8/5/2025 Multifamily Clarkston GA 24,468,032 3.61% 0 48 79.00% 10 Loan 10 8/31/2021 9/6/2025 Multifamily Houston TX 21,644,684 3.41% 0 48 74.20% 11 Loan 11 9/28/2021 10/6/2025 Multifamily Chicago IL 7,286,000 3.76% 0 48 75.90% 12 Loan 12 9/30/2021 1/3/2025 Multifamily Clearfield UT 10,795,000 3.26% 0 39 67.98% 13 Loan 13 10/18/2021 11/6/2025 Multifamily Cherry Hill NJ 23,348,000 3.11% 0 49 72.40% 14 Loan 14 10/28/2021 11/6/2025 Multifamily Tampa FL 11,202,535 3.06% 0 49 75.70% 15 Loan 15 11/5/2021 11/5/2024 Multifamily Orlando FL 19,625,274 3.11% 0 36 78.05% 16 Loan 16 11/16/2021 12/5/2024 Multifamily Dallas TX 21,916,753 3.31% 0 37 73.54% 17 Loan 17 11/23/2021 12/5/2024 Multifamily Orange NJ 18,834,024 3.31% 0 36 78.00% 18 Loan 18 12/1/2021 2/5/2025 Multifamily Horn Lake MS 15,449,323 3.41% 0 38 75.70% 19 Loan 19 12/2/2021 12/6/2024 Multifamily Colorado Springs CO 15,010,343 3.11% 0 36 72.48% 20 Loan 20 12/16/2021 1/3/2025 Multifamily Daytona Beach FL 51,375,000 3.16% 0 37 71.70% 21 Loan 21 12/28/2021 1/3/2025 Multifamily Houston TX 12,322,717 3.25% (684) 36 71.20% 22 Loan 22 2/1/2022 2/5/2025 Multifamily San Antonio TX 15,400,000 3.45% 0 36 79.79% 23 Loan 23 4/27/2022 5/5/2025 Multifamily North Brunswick NJ 21,739,237 3.40% (38,632) 36 79.90% 24 Loan 24 1/14/2022 2/5/2025 Multifamily Houston TX 9,609,250 3.60% 0 37 78.76% 25 Loan 25 6/15/2022 7/5/2025 Multifamily Denton TX 14,511,455 3.90% (3,515) 37 73.00% 26 Loan 26 6/22/2022 7/3/2025 Multifamily Des Moines IA 8,175,500 4.00% 0 36 72.03% 27 Loan 27 6/28/2022 7/4/2025 Multifamily Colorado Springs CO 10,531,845 3.90% 0 36 73.06% 28 Loan 28 11/10/2022 12/5/2025 Healthcare Austin TX 16,690,000 4.00% 0 37 65.00% 29 Loan 29 11/21/2022 12/5/2025 Healthcare Houston TX 18,920,000 4.00% 0 37 67.00% 30 Loan 30 11/21/2022 12/5/2025 Healthcare Southlake TX 14,030,000 4.00% 0 37 48.00%

12/31/2024 CRE Loan Portfolio Details 16 Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date. Continued on the following page # Loan Name Closing Date Maturity Date Property Type City State Unpaid Principal Balance Note Spread Unamortized Discount/Premium Initial Term (months) As-Is LTV at Origination (1) 31 Loan 31 11/29/2022 12/5/2025 Healthcare Glendale WI 20,360,000 4.00% 0 36 45.00% 32 Loan 32 2/11/2022 3/5/2025 Multifamily Tampa FL 18,599,480 3.60% 0 37 77.99% 33 Loan 33 2/22/2022 3/5/2025 Multifamily Philadelphia PA 15,000,000 3.80% 0 36 80.00% 34 Loan 34 12/29/2021 1/6/2025 Multifamily Multi NC 27,549,146 3.96% 0 36 59.90% 35 Loan 35 2/2/2022 2/6/2025 Multifamily Houston TX 18,660,822 3.50% (13,813) 36 77.50% 36 Loan 36 10/24/2022 11/6/2024 Healthcare Various FL 6,100,000 4.50% 0 24 71.00% 37 Loan 37 4/13/2022 5/5/2025 Multifamily Decatur GA 18,989,494 3.55% (98,800) 37 75.70% 38 Loan 38 4/27/2022 5/5/2025 Multifamily Houston TX 14,171,704 3.70% (67,834) 36 79.60% 39 Loan 39 11/2/2021 11/5/2025 Multifamily Melbourne FL 26,049,291 3.81% 0 48 72.09% 40 Loan 40 10/6/2023 4/4/2025 Multifamily Garfield NJ 4,808,148 4.00% 0 18 65.50% 41 Loan 41 6/3/2022 6/5/2025 Self Storage Deer Park NY 6,067,500 3.60% (21,324) 36 72.50% 42 Loan 42 3/22/2022 4/5/2025 Multifamily Seneca SC 31,876,244 3.35% (424,348) 37 74.54% 43 Loan 43 6/28/2022 7/3/2025 Multifamily Dallas TX 31,602,808 3.90% (358,118) 36 71.59% 44 Loan 44 8/25/2022 9/5/2025 Multifamily Wilmington NC 28,653,440 4.00% 0 36 71.45% 45 Loan 45 3/22/2022 4/5/2025 Multifamily York PA 21,934,375 3.30% (379,601) 37 79.17% 46 Loan 46 7/8/2022 8/5/2025 Multifamily Arlington TX 21,818,465 3.75% (231,006) 37 67.10% 47 Loan 47 3/31/2022 4/5/2025 Multifamily Tallahassee FL 16,956,276 3.30% (264,895) 36 74.80% 48 Loan 48 4/6/2022 4/4/2025 Multifamily Vineland NJ 15,347,180 3.75% (179,984) 36 77.00% 49 Loan 49 7/26/2022 8/5/2025 Multifamily Atlanta GA 14,351,599 3.65% (202,920) 36 65.15% 50 Loan 50 12/28/2021 1/3/2025 Multifamily Houston TX 14,000,000 3.25% (149,667) 36 71.22% 51 Loan 51 6/10/2022 7/5/2025 Multifamily Blakely PA 13,625,505 3.90% (74,107) 37 75.00% 52 Loan 52 1/25/2022 2/6/2025 Multifamily Corpus Christi TX 12,249,079 3.55% (104,765) 36 78.76% 53 Loan 53 5/12/2022 6/5/2025 Multifamily Ypsilanti MI 11,926,591 3.50% (142,103) 37 68.40% 54 Loan 54 12/10/2021 1/5/2025 Multifamily Los Angeles CA 11,662,582 3.61% (197,370) 37 67.93% 55 Loan 55 3/4/2022 3/5/2025 Multifamily Houston TX 11,467,505 3.45% (191,323) 36 78.30% 56 Loan 56 5/3/2022 5/5/2025 Multifamily Port Richey FL 10,818,945 3.55% (168,406) 36 79.05% 57 Loan 57 12/29/2021 1/3/2025 Multifamily Phoenix AZ 10,615,094 3.76% (4,068) 36 75.90% 58 Loan 58 7/14/2022 8/5/2025 Multifamily Bradenton FL 9,429,206 3.90% (59,123) 37 74.40% 59 Loan 59 8/5/2022 8/5/2025 Multifamily San Antonio TX 9,127,649 4.35% (32,936) 36 75.00% 60 Loan 60 5/26/2022 6/5/2025 Multifamily Haltom City TX 8,116,833 4.00% (56,871) 36 74.38%

12/31/2024 CRE Loan Portfolio Details 17 Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date. # Loan Name Closing Date Maturity Date Property Type City State Unpaid Principal Balance Note Spread Unamortized Discount/Premium Initial Term (months) As-Is LTV at Origination (1) 61 Loan 61 10/7/2022 11/5/2025 Multifamily Fairborn OH 7,000,000 4.10% 0 37 79.10% 62 Loan 62 10/6/2023 4/4/2025 Multifamily Garfield NJ 13,191,852 4.00% 0 18 65.50% 63 Loan 63 4/19/2024 11/5/2025 Multifamily Battle Creek MI 27,120,000 3.05% 0 18 74.00% 64 Loan 64 4/30/2024 5/5/2025 Multifamily Garfield NJ 18,303,744 3.50% 0 12 66.07% 65 Loan 65 12/20/2024 1/5/2028 Multifamily Olympia WA 13,000,000 3.75% 0 37 68.49% Total / Average 1,065,563,646 3.58% (3,466,212) 38 72.45%

Consolidated Balance Sheets 18

Consolidated Statement of Income 19

Detailed Walk of Allowance for Loan Losses 20

Reconciliation of Net Income to Distributable Earnings 21 For the Three Months Ended Dec 31, 2024 Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 GAAP to Distributable Earnings Reconciliation Reconciliation of GAAP to non - GAAP Information $3,604,879 $5,095,684 $3,413,445 $5,795,183 Net income attributable to common stockholders Adjustments for non - Distributable earnings (8,978) 46,017 10,274 (4,627) Unrealized losses (gains) on mortgage servicing rights 1,781,098 317,448 1,399,703 1,776,873 Unrealized provision for credit losses 1,772,120 363,465 1,409,977 1,772,246 Subtotal Other Adjustments 5,457 3,489 (1,030) 10,892 Adjustment for income taxes 5,457 3,489 (1,030) 10,892 Subtotal $5,382,456 $5,462,638 $4,822,392 $7,578,321 Distributable Earnings 52,300,100 52,283,669 52,266,174 52,249,299 Weighted average shares outstanding, b asic and diluted $0.10 $0.10 $0.09 $0.15 Distributable Earnings per share of common stock , b asic and diluted

Detailed Walk of Capitalization as of 12/31/2024 22 12/31/2024 LFT Capitalization Reconciliation (in 000's) $1,128,495 Total GAAP liabilities and stockholders' equity (1) Adjustments for Capitalization (2,698) ( - ) Accrued interest payable (9,890) ( - ) Dividends payable (1,574) ( - ) Fees and expenses payable to Manager (673) ( - ) Other accounts payable and accrued expenses 2,588 ( + ) Other capitalized financing & issuance costs $1,116,248 LFT Capitalization Note: (1) Net of non - controlling interest.

Book Value Per Share of Common Stock as of 12/31/2024 23 Dec 31, 2024 Book Value Per Common Share (in 000's) $237,899 Total stockholders’ equity (60,000) ( - ) Preferred equity (1) (100) ( - ) Non - controlling interest $177,800 Common equity 52,300,286 Shares outstanding $3.40 Book Value Per Share of Common Stock Note: (1) Reflects 2.4 million shares of the Company’s 7.875% Series A Cumulative Redeemable Preferred Stock outstanding at a $ 25 liquidation preference per share.

Key Definitions 24 “ Book Value Per Share of Common Stock ” is calculated as: a) total stockholders’ equity computed in accordance with GAAP less the value of the issued and outstanding preferred stock at its stated liquidation preference of $25.00 per share, divided by b) the weight ed average number of shares of common stock issued and outstanding during the period, basic and diluted. “ Distributable Earnings ” is a non - GAAP measure, which we define as GAAP net income (loss) attributable to holders' of common stock, or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not ot her wise included in GAAP net income (loss) and excluding (i) non - cash equity compensation, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non - cash items that are included in net income for that applicable reporting period, regardless of whether such items are included in other comprehensive income (loss) or net income (loss), and (iv) one - time events pursuant to changes in GAAP and certain material non - cash income or expense items after discussions with the Company's board of directors and approved by a majority of the Company's independent directors. We also add back one - time charges such as acquisition costs and one - time gains/losses on the early extinguishment of debt and redemption of preferred stock. Distributable Earnings mirrors how we calculate Core Earnings pursu ant to the terms of our management agreement between our Manager and us, or our Management Agreement, for purposes of calculating the incentive fee payable to our Manager. While Distributable Earnings excludes the impact of any unrealized provisions for credi t l osses, any loan losses are charged off and realized through Distributable Earnings when deemed non - recoverable. Non - recoverability is determine d (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosures, when the underlyi ng asset is sold), or (ii) with respect to any amount due under any loan, when such amount is determined to be non - collectible. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and c ash flows from operating activities determined in accordance with GAAP. We believe Distributable Earnings is a useful financial metric for e xis ting and potential future holders of our common stock as historically, over time, Distributable Earnings has been a strong indicator o f o ur dividends per share. As a REIT, we generally must distribute annually at least 90% of our taxable income, subject to certain adjustment s, and therefore we believe our dividends are one of the principal reasons stockholders may invest in our common stock. Refer to Note 16 to ou r c onsolidated financial statements for further discussion of our distribution requirements as a REIT. Furthermore, Distributable Earnings h elp us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indica tiv e of our current loan portfolio and operations and is a performance metric we consider when declaring our dividends. Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be con sid ered as an alternative to GAAP net income (loss), or an indication of GAAP cash flows from operations, a measure of our liquidity, or an in dication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the m eth odologies employed by other companies to calculate the same or similar performance measures, and accordingly, our reported Distributabl e E arnings may not be comparable to the Distributable Earnings reported by other companies.

March 2025